Supplement Dated July 29, 2016
Prospectus of the
Lyons Small Cap Funds
Dated December 31, 2015

The Prospectus for the Lyons Small Cap Fund, dated December 31, 2015, is amended as follows:

The Section of the Prospectus entitled "The Portfolio Managers", beginning on page 7 of the Prospectus, is deleted and replaced in its entirety with:

THE PORTFOLIO MANAGERS
Alexander (“Sander”) Read, Managing Director and Chief Executive Officer
Sander Read is the founder, CEO and Managing Director of Lyons Wealth Management, LLC. He has served as portfolio manager of the Small Cap Fund since its inception. Previously, from 1993 to 1996, Mr. Read managed individual and institutional assets for the Private Client Group of Merrill Lynch & Co. Mr. Read is a graduate of the Phillips Exeter Academy and Lake Forest College. He holds a B.A.in Economics and French and was a James S. Kemper Scholar for business and economics. He was also a member of the Red and Black Academic Honors Society. In 2008, Mr. Read completed the Rollins College Roy E. Crummer Management Program.

Brandon Burns is the Executive Director, Trading & Research and a portfolio manager of Lyons Wealth Management, LLC. Mr. Burns helps direct Lyons' trade execution and investment research initiatives. He is also a member of the firm's investment committee. Mr. Burns joined the Adviser in 2009 as the Director of Trading & Research. Mr. Burns received his MBA from Rollins College Crummer Graduate School of Business.

Matthew Ferratusco has served as the Director of Research and Analytics for Lyons Wealth Management, LLC since 2015, and is responsible for the firm’s portfolio analysis and performance measurement & reporting. He is a member of the equity portfolio management team and investment committee, contributing equity research in addition to his analysis and reporting tasks. From 2011-2015, Mr. Ferratusco served as the firm’s Business Development Officer, performing roles in sales & marketing in addition to his research and analysis functions. Matt holds the CIPM® (Certificate in Investment Performance Measurement) designation. He holds a BS degree in Finance from the University of Central Florida.

CIPM® is a registered trademark owned by CFA Institute.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

Supplement Dated July 29, 2016
Statement of Additional Information (“SAI”)
of the
Lyons Small Cap Funds
Dated December 31, 2015

The SAI for the Lyons Small Cap Fund, dated December 31, 2015, is amended as follows:

The sub-Section of the SAI entitled “Rule 18f-3 Plan”, appearing on page 21 of the SAI, is deleted in its entirety and replaced with the following:

RULE18f-3 PLAN - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund.

The above paragraph has been amended in order to delete all references to redemption fees.

ALL PORTIONS OF THE SAI NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.